AKRE FOCUS FUND
Retail Class: AKREX
Institutional Class: AKRIX
Supra Institutional Class: AKRSX

Supplement dated April 25, 2019 to the
Summary Prospectus dated November 28, 2018

The following table replaces the table below the heading “Management” in the Summary Prospectus:

Investment Advisor	Portfolio Managers
Akre Capital Management, LLC	Charles T. Akre, Jr., Managing Member of the Advisor. Has managed the Fund since inception (2009).
John H. Neff, Partner of the Advisor. Has managed the Fund since August 2014.

Please retain this Supplement with the Summary Prospectus.